Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of Imation Corp. (the “Company”) on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul R. Zeller, Vice President, Corporate Controller* of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL R. ZELLER

______________________________________________________
Paul R. Zeller
Vice President,
Corporate Controller

March 1, 2004

* Pursuant to a Board of Directors resolution adopted on August 6, 2003, Mr. Zeller has assumed the Chief Financial Officer function with respect to preparation of financial statements and SEC filings.